UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2024

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way
Irvine, California 92614
(Address of principal executive offices and zip code)

(949) 250-2500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                      Results of Operations and Financial Condition.

On July 24, 2024, Edwards Lifesciences Corporation, a Delaware corporation (“Edwards”), issued a press release setting forth Edwards’ financial results for the second quarter of 2024. A copy of the press release is furnished as Exhibit 99.1, and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

On July 24, 2024, Edwards Lifesciences Corporation (the “Company”) issued a press release announcing the Company has entered into an agreement to acquire JenaValve Technology, Inc. (“JenaValve”), a medical device company focused on the transcatheter treatment of aortic regurgitation.

In the same press release, the Company also announced that it has exercised its option to acquire Endotronix, Inc. (“Endotronix”), a medical device company that recently received Premarket Approval from the U.S. Food and Drug Administration (“FDA”) for its Cordella Sensor, an implantable pulmonary artery pressure sensor allowing early, targeted therapeutic intervention.

A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the Company’s acquisition of JenaValve and Endotronix, the Company expects to pay a total upfront purchase price of approximately $1.2 billion in cash at the closing of these acquisitions, plus up to an additional $445 million upon the achievement of certain milestones. Each of the JenaValve and Endotronix acquisitions is subject to the satisfaction or waiver of certain closing conditions.

Forward-Looking Statements
This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can sometimes be identified by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “plan,” “project,” “estimate,” “potential,” “predict,” “expect,” “intend,” “guidance,” “outlook,” “optimistic,” “aspire,” “confident” or other forms of these words or similar expressions and include, but are not limited to, expectations regarding the completion of the Company’s acquisitions of JenaValve and Endotronix, including the probability and price thereof. No inferences or assumptions should be made from statements of past performance, efforts, or results which may not be indicative of future performance or results. Forward-looking statements are based on estimates and assumptions made by management of the Company and are believed to be reasonable, though they are inherently uncertain, difficult to predict, may be outside of the Company’s control, and may be subject to the satisfaction of certain customary conditions. The Company’s forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. If the Company does update or correct one or more of these statements, investors and others should not conclude that the Company will make additional updates or corrections.

Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Factors that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements include, but are not limited to: (i)
the Company may be unable to close the acquisitions of each of JenaValve and Endotronix, which may materially and adversely affect the Company’s business and the price of its common stock; (ii) the occurrence of any event, change or other circumstance that could cause the Company to abandon the acquisitions of either or both of JenaValve and Endotronix; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement or the pendency of the acquisitions on the Company’s relationships with its customers, operating results and business generally; (v) potential significant transaction costs associated with either or both acquisitions; (vi) the outcome of any legal proceedings or regulatory actions to the extent initiated against the Company or others related to either or both acquisitions; (vii) the ability of the Company to execute on its strategy and achieve its goals and other expectations after the closing of either or both acquisitions; (viii) legal, regulatory, tax and economic developments affecting the Company’s business; (ix) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as the Company’s response to any of the aforementioned factors; and (x) other risks detailed in the Company’s filings with the SEC, which may be found at edwards.com.

Item 9.01.                                      Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated July 24, 2024, reporting Edwards’ financial results for the second quarter of 2024.
99.2	Press release of Edwards Lifesciences Corporation, dated as of July 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2024

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Scott B. Ullem
Scott B. Ullem
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated July 24, 2024, reporting Edwards’ financial results for the second quarter of 2024.
99.2	Press release of Edwards Lifesciences Corporation, dated as of July 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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